SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 10, 2008
GRUBB & ELLIS COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8122	94-1424307

(State or other jurisdiction of formation)	(Commission File Number)	(IRS Employer Identification No.)
1551 North Tustin Avenue, Suite 300, Santa Ana, California 92705

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (714) 667-8252
Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On July 10, 2008, the Board of Directors of Grubb & Ellis Company (the “Company”) elected Devin I. Murphy as an independent member of its Board of Directors. Mr. Murphy, age 48, will serve as a Class C director whose term extends until the annual meeting of the Company’s stockholders in 2010 and is filling the vacancy created by the resignation of a Board member in February of this year. His appointment brings the Company’s Board of Directors to eight members, leaving one vacant position, which will be filled when the Company appoints a new Chief Executive Officer.
     Mr. Murphy is a Managing Partner of Coventry Real Estate Advisors, LLC, a real estate private equity firm which sponsors a series of opportunistic institutional investment funds that acquire and develop retail and mixed-used properties. Prior to joining Coventry Real Estate Advisors, LLC earlier this year, Mr. Murphy was the Global Head of Real Estate Investment Banking at Deutsche Bank Securities, Inc., from 2004 to 2007. Earlier, he spent 14 years at Morgan Stanley & Company in a variety of real estate and investment banking roles, including as Co-Head North American Real Estate Investment Banking and Global Head of the firm’s Real Estate Private Capital Markets Group.
     There are no arrangements or understandings between Mr. Murphy and any other person pursuant to which he was selected to serve on the Company’s Board of Directors. In addition, Mr. Murphy has not been named to any of the permanent committees of the Company’s Board of Directors. There are no transactions to which the Company or any of its subsidiaries is a party and in which Mr. Murphy has a material interest subject to disclosure under Item 404(a) of Regulation S-K.
     In connection with the appointment of Mr. Murphy as a new director, the Company issued a press release on July 11, 2008. A copy of the press release issued by the Company regarding the foregoing is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	The following are filed as Exhibits to this Current Report on Form 8-K:
99.1	Press Release issued by Grubb & Ellis Company on July 11, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly authorized and caused the undersigned to sign this Report on the Registrant’s behalf.

GRUBB & ELLIS COMPANY
By:	/s/ Richard W. Pehlke
Richard W. Pehlke
Chief Financial Officer and Executive Vice President

Dated: July 16, 2008

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued by Grubb & Ellis Company on July 11, 2008.